SELLING AGREEMENT

                               September 06, 2011

Mr. Desmond Wheatley
Chief Executive Officer
Envision Solar International, Inc.

         RE:      OFFERING OF 9% CONVERTIBLE PROMISSORY NOTE

Gentlemen:

         Envision Solar International, Inc. ("ENVISION" or "the Company") is a Nevada corporation engaged in the business of developing and commercializing carport and other structures with integrative photovoltaic arrays in the United States and internationally. ENVISION desires to raise up to $1,000,000 through the sale of a $1,000,000 convertible promissory note bearing simple interest at a rate of 9% per annum ("Note") to a single Accredited Investor (the "Investor"), convertible at a rate of $0.29 per share of the Company's common stock at any time on or before the maturity date of the Note, pursuant to Regulation D of the Securities Act of 1933, as amended (the "Offering"). ENVISION hereby confirms as follows its agreement with Allied Beacon Partners, Inc. ("BEACON"), a registered member in good standing of the Financial Industry National Regulatory Association ("FINRA"), formerly the National Association of Securities Dealers, Inc., under which BEACON will act as a nonexclusive agent for ENVISION in connection with the Offering.

         1. MEMORANDUM. ENVISION has caused the preparation of loan documents and disclosure materials (collectively, "Memorandum") relating to the sale of the Note.

         2. APPOINTMENT OF AGENT. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, BEACON is hereby appointed as a non-exclusive agent (except as provided in Section 3) of ENVISION to offer and sell the Note to a single Accredited Investor. BEACON covenants to offer and sell the Note on a "best efforts" basis on behalf of ENVISION in accordance with the terms of this Agreement and the Memorandum, and not to misrepresent orally or in writing any of the facts regarding ENVISION, its business, or the Offering. BEACON covenants to closely supervise all of its representatives in the Offering of the Note and to comply with all applicable federal and state securities laws and FINRA rules and regulations. BEACON is not responsible for the contents of the Memorandum. BEACON covenants not to use any written material or oral statements in offering or selling the Note which are not specifically authorized by ENVISION, provided, that BEACON is specifically authorized to use the Memorandum. Subject to the performance by ENVISION of its obligations to be performed hereunder, and to the accuracy of all the representations and warranties contained herein, BEACON hereby accepts such agency and agrees to perform its obligations hereunder.

         3. REPRESENTATIONS AND WARRANTIES OF ENVISION. ENVISION represents, warrants and agrees with BEACON for BEACON's benefit that:

         (a) All action required to be taken by ENVISION as a condition to sale of the Note has been taken.

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

         (b) ENVISION is duly and validly organized, existing and in good standing as a corporation under the laws of the State of Nevada, with full power and authority to conduct its business and proposed business as described in the Memorandum. ENVISION has all government licenses and permits necessary to conduct its business, and is duly qualified to conduct its business in all jurisdictions in which such qualification is necessary.

         (c) From the commencement of the Offering through the termination or expiration of the Offering, the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of ENVISION, and constitutes the valid, binding and enforceable agreement of ENVISION.

         (e) No federal or state securities agency has issued an order preventing or suspending the Offering or the use of the Memorandum with respect to the sale of the Note. ENVISION will promptly notify BEACON upon the issuance of any such order and furnish BEACON with a copy thereof. The Memorandum and any amendment or supplement thereto will comply and will continue to comply with all applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable federal and state laws and regulations at all times during the term of this Agreement.

         (f)  No  consent,  approval,   authorization  or  other  order  of  any
governmental authority is required in connection with the execution, delivery or performance by ENVISION of this Agreement.

         (g) The execution and delivery of this Agreement will not constitute a breach of, or default under, any instrument by which ENVISION is bound or, to the best of their knowledge, any order, rule or regulation of any court or any governmental body or administrative agency having jurisdiction over ENVISION.

         4. BEACON REPRESENTATIONS AND WARRANTIES. BEACON represents and warrants that it is duly and fully licensed under the rules and regulations of the FINRA and is capable of performing and satisfying its obligations under this Agreement. BEACON further represents and warrants that BEACON's execution and performance of this Agreement will not cause BEACON to be in default under or to violate any agreement, law, rule, regulation, order or judgment applicable to it.

         5. COMPENSATION TO BEACON. In consideration for BEACON's services hereunder, ENVISION covenants to pay BEACON (a) an initial selling commission equal to four percent (4%) of the total purchase price of the Note sold in the Offering by or through BEACON or by or through other FINRA licensed entities referred by BEACON, and (b) a subsequent selling commission equal to four percent (4%) of the total amount of the Note converted on or before the maturity date. The initial selling commission payable to BEACON will be paid within five
(5) business days after the purchase of the Note. The subsequent selling commission payable to BEACON will be paid within five (5) business days after any conversion of the Note into shares of the Company's common stock (the "Shares"). BEACON shall not be entitled to a selling commission for any Note not sold by or through BEACON or by or through other FINRA entities referred by

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BEACON,  but which are instead  sold by ENVISION  itself or by a third party not referred by BEACON. In addition, as non-cash incentive compensation for BEACON, ENVISION shall also compensate BEACON by issuing to it Warrants to purchase Envision Solar Shares equal to two percent (2%) of the total number of shares resulting from the conversion of any portion of the Note which is converted on or before the maturity date. The Warrants shall have a strike price of $0.29 cents each Share and shall be valid for a period of five (5) years from the date of issuance. The incentive Warrants will be issued to BEACON within five (5) business days after the issuance of the conversion Shares to the holder of the Note. BEACON shall be provided with piggy-back registration rights for such incentive Shares issued to it.

         6. OFFERING COSTS. ENVISION will pay all legal, accounting, printing and other Offering expenses incurred by the Company from its existing general working capital.

         7. COVENANTS OF THE COMPANY. ENVISION covenants with BEACON that:

         (a) The term of this Agreement will commence on the date first above written and will terminate on the date ("Termination Date") which is 90 days after the date the Memorandum is first provided by BEACON to a third party, unless sooner terminated or extended by the written agreement of both parties to this Agreement.

         (b) If any event relating to the Company occurs which requires, in the opinion of ENVISION's counsel, an amendment or supplement to the Memorandum in order that the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a subscriber, ENVISION will forthwith prepare the amendment or supplement to the Memorandum and deliver a copy thereof to BEACON. Furthermore, ENVISION will furnish such information to BEACON as BEACON may from time to time reasonably request.

         (c) ENVISION will endeavor in good faith to qualify the Note for offering and sale under, or to establish the exemption of the Offering and sale of the Note from qualification or registration under, applicable state securities or "blue sky" laws. ENVISION will pay all legal fees and related expenses in connection with qualifying the Note under said "blue sky" laws.

         (d) ENVISION will not offer to sell the Note in any state in which such offer would be unlawful. ENVISION will bear all of the costs and liability incurred by it or BEACON as a result of the unlawful offer of the Note by the Company in any state, unless BEACON directly causes such unlawful offer without the participation of ENVISION.

         (e) ENVISION covenants to issue financial statements and reports of the Company in accordance with the Memorandum.

         (f) BEACON will have reasonable review and approval rights with respect to the Memorandum and its contents.

         (g) ENVISION covenants not to terminate the Offering before the Offering Termination Date, as defined in the Memorandum, and BEACON shall have at least the full Offering period to sell the Note.

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         (h) ENVISION  covenants  that BEACON shall have the right to obtain the equity or financing for ENVISION from to an entity affiliated with BEACON, such as, by way of illustration but not of limitation, The Greencore Capital Equity Fund, LLC.

         8. PAYMENT OF EXPENSES AND FEES. Except as provided in Section 5 of this Agreement, BEACON and ENVISION will each pay their own expenses incident to the transactions contemplated by this Agreement. ENVISION will bear all of the fees and expenses incurred in printing of the Memorandum.

         9. NONCIRCUMVENTION. ENVISION shall not directly or indirectly circumvent BEACON or any of its affiliates with respect to any investor relationships introduced or made known to the Company by BEACON as a direct or indirect result of this Agreement without the prior written consent of BEACON. In the event of a breach of this section by ENVISION, BEACON will have all injunctive and equitable relief available, as well as all other remedies at law or in equity.

         10. CONDITIONS TO BEACON'S OBLIGATIONS. BEACON's obligations hereunder are subject to the accuracy of and compliance with the representations and warranties of ENVISION in this Agreement, and to the performance by ENVISION of its obligations hereunder.

         11. CONDITIONS TO THE OBLIGATIONS OF ENVISION. The obligations of ENVISION hereunder are subject to the accuracy of and the compliance with BEACON's representations and warranties in this Agreement, and to the performance by BEACON of its obligations hereunder.

         12. TERM OF AGREEMENT. The term of this Agreement will commence on the date first above written and will terminate on the Termination Date.

         13. INDEMNIFICATION.

         (a) ENVISION hereby indemnifies and holds BEACON, BEACON's affiliates, officers, directors, shareholders, agents, employees, accountants and attorneys, and each of them, harmless from and against all liabilities, claims, damages, losses, costs, attorneys fees and expenses arising directly or indirectly from
(a) the conduct of ENVISION's business, (b) the manner and conduct of any offer or sale of securities by persons or entities other than BEACON which conduct any business with ENVISION, (c) any financial statements or other financial information prepared, provided, published, or disseminated by ENVISION, or (d) the source or manner of solicitation of any prospective Investors referred by ENVISION to BEACON. In addition, ENVISION hereby indemnifies and holds BEACON, BEACON's affiliates, officers, directors, shareholders, agents, employees, consultants and attorneys, and each of them, harmless from and against any loss, expense, claim, damage or liability to which BEACON or said other parties may become subject under any securities act, common law concept, or otherwise, insofar as such loss, expense, claim, damage or liability or action in respect thereof, arises out of or is based in whole or in part on any untrue statement or alleged untrue statement of any material fact made by ENVISION, any employee of the Company, or in the Memorandum, or the omission thereby of any material fact required to be stated or necessary to make the statement made to a prospective investor not misleading. ENVISION shall promptly reimburse the indemnified parties for any reasonable legal or other expenses incurred by them in connection with any such indemnified action or claim.

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         (b) ENVISION  will not be liable under this  indemnity  agreement  with respect to any claim made against BEACON or any of said other persons related to BEACON unless ENVISION is notified in writing of the nature of the claim. ENVISION shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any such claims, which defense shall be conducted by counsel chosen by it and reasonably satisfactory to BEACON and the other said person or persons related to BEACON who are defendants in any suit so brought. In the event that the ENVISION elects to assume the defense of any such suit and retain such counsel, BEACON or the person or persons who are defendants in the suit shall bear the fees and expenses of any additional counsel thereafter retained by BEACON or them. ENVISION agrees to promptly notify BEACON of the assertion of any claim against it or against any person who is a control person of ENVISION in connection with the sale of the Note.

         (c) BEACON agrees to indemnify and hold harmless ENVISION and its affiliates, officers, directors, shareholders, agents, employees, attorneys and accountants against any and all loss, liability, claim, damage and expense whatsoever directly or indirectly resulting from material violations by BEACON or its representatives of any of BEACON's representations, warranties or covenants in this Agreement, or of any applicable law, rule or regulation. In case any action is brought against ENVISION or any of its affiliates under such laws, regulations or rules on account of such material violation of such representations, warranties or covenants, BEACON shall have the rights and duties given to ENVISION, and ENVISION shall have the rights and duties given to BEACON, by the provisions of Section 15(b).

         14. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of BEACON or any person who controls BEACON, or by or on behalf of ENVISION or any person who controls ENVISION, for a period of four years after the Termination Date.

         15. NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered, faxed, or mailed by first class mail:

If to ENVISION:                 Envision Solar International, Inc.
                                7675 Dagget St, Suite 150
                                San Diego, California 92111
                                Facsimile:(858) 799-4592
                                Attn: Desmond Wheatley, Chief Executive Officer

With a copy (which shall not    Mark Richardson, Esq.
constitute notice) to:          Richardson and Associates
                                1453 Third Street Promenade, Suite 315
                                Santa Monica, California 90401
                                Facsimile: (310) 393-2004

If to BEACON:                   Allied Beacon Partners, Inc.
                                7501 Boulders View Drive #601
                                Richmond, Virginia 23225
                                Fax (804) 323-1718
                                Attn: James Hintz, Chief Executive Officer

                                      -5-
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         16.  PARTIES.  This  Agreement  shall  inure to the  benefit  of and be binding upon BEACON, ENVISION, and their respective successors and assigns.

         17. ENTIRE AGREEMENT. This Agreement represents the entire agreement among the parties hereto and may not be amended except by a writing signed by the party against whom enforcement of the provision is sought.

         18. INJUNCTIVE RELIEF. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants or provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants or provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

         19. WAIVERS. If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

         20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of San Diego, State of California.

         21. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an
original,   and  such  counterparts  shall  constitute  but  one  and  the  same instrument.

         22. ATTORNEYS' FEES AND COSTS. In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post-judgment costs.

         23. FURTHER ACTS. The parties to this Agreement hereby agree to execute any other documents and take any further actions which are reasonably necessary or appropriate in order to implement the transactions contemplated by this Agreement.

         24. TIME OF ESSENCE. Time is of the essence in the performance of the obligations under this Agreement.

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         25.  AUTHORIZED  SIGNATURES.   Each  party  to  this  Agreement  hereby
represents that the persons signing below are duly authorized to execute this Agreement on behalf of their respective party.

         26. EXECUTION. If the foregoing is in accordance with your understanding of our Agreement, kindly sign and return to us a counterpart hereof, whereupon this Agreement along with all counterparts will become a binding Agreement between BEACON and ENVISION in accordance with its terms.



                                       Very truly yours,

                                       ALLIED BEACON PARTNERS, INC.
                                       a Florida Corporation


                                       By:
                                         ------------------------------
                                            James Hintz
                                            Chief Executive Officer
CONFIRMED AND ACCEPTED:

ENVISION SOLAR INTERNATIONAL, INC.,
a Nevada Corporation


By:  /s/ Desmond Wheatley
     --------------------------------
     Desmond Wheatley
     Chief Executive Officer


























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